Credit Facilities	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Credit Facilities
18.	Credit Facilities

18.1.	Bank Debt

(in thousands)	December 31 2019	December 31 2018

Current portion	$-	$-

Long-term portion	874,500	1,264,000

Gross bank debt outstanding 1	$874,500	$1,264,000

1)	There is $5 million unamortized debt issue costs associated with the Revolving Facility which have been recorded as a long-term asset under the classification Other (see Note 26).
On February 27, 2020, the term of the Company’s $2 billion revolving term loan (“Revolving Facility”) was extended by an additional year, with the facility now maturing on February 27, 2025. The Company incurred fees of $1 million in relation to this extension.
The Company’s Revolving Facility has financial covenants which require the Company to maintain: (i) a net debt to tangible net worth ratio of less than or equal to 0.75:1; and (ii) an interest coverage ratio of greater than or equal to 3.00:1. Only cash interest expenses are included for the purposes of calculating the interest coverage ratio. The Company is in compliance with these debt covenants as at December 31, 2019.
Effective February 27, 2020, the Company’s option, amounts drawn under the Revolving Facility incur interest based on the Company’s leverage ratio at either (i) LIBOR plus 1.00% to 2.05%; or (ii) the Bank of Nova Scotia’s Base Rate plus 0.00% to 1.05%. Undrawn amounts under the Revolving Facility are subject to a stand-by
fee of 0.20% to 0.41% per annum, dependent on the Company’s leverage ratio.
The Revolving Facility, which is classified as a financial liability and reported at amortized cost using the effective interest method, can be drawn down at any time to finance acquisitions, investments or for general corporate purposes.

18.2.	Letters of Guarantee
On March 15, 2016, the Company entered into a letter of guarantee in favour of Her Majesty the Queen in Right of Canada, as represented by the Minister of National Revenue in the amount of Cdn$192 million. On March 15, 2017 and 2018, additional letters of guarantee in the amount of Cdn$11 million and Cdn$10 million, respectively, were delivered to the Canada Revenue Agency (“CRA”) as security for additional estimated interest for the respective following year.
The letters of guarantee, which carried an annual fee of 100 basis points, were cancelled effective December 18, 2018.

18.3.	Lease Liabilities
The lease liability relative to the Company’s offices located in Vancouver, Canada and the Cayman Islands is as follows:

(in thousands)	December 31 2019	December 31 2018

Current portion	$724	$-

Long-term portion	3,528	-

Total lease liabilities	$4,252	$-

The maturity analysis of these leases is as follows:

December 31
(in thousands)	2019

Not later than 1 year	$724

Later than 1 year and not later than 5 years	3,294

Later than 5 years	234

Total lease liabilities	$4,252

18.4.	Finance Costs
A summary of the Company’s finance costs relative to the above facilities during the period is as follows:

		Years Ended December 31

(in thousands)	Note	2019	2018

Interest Expense During Period

Average principal outstanding during period		$1,099,846	$1,005,222

Average effective interest rate during period	18.1	4.07%	3.57%

Total interest expense incurred during period		$44,767	$35,839

Costs related to undrawn credit facilities	18.1	3,834	3,707

Interest expense - lease liabilities	18.3	175	-

Letters of guarantee	18.2	(46)	1,641

Total finance costs		$48,730	$41,187